UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-01935
                                    ------------------------------------------

                           Eagle Growth Shares, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2008
                         -----------------------------------------------------

Date of reporting period:  December 1, 2007 - November 30, 2008
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 9, 2009

Dear shareholders,

   The tsunami, which struck the financial markets in the second half of the fund's fiscal year, swept away everything in its path. Investor confidence was severely tested as credit markets froze and hedge funds melted. It was a market breakdown worse than any that most market participants had ever seen.

   Your fund usually seeks to be fully invested, but Baxter Financial Corporation, the fund's investment adviser ("Baxter" or "BFC"), was uncomfortable with the equities markets at the beginning of this semi-annual period and 17.5% of the fund's portfolio was invested in short-term instruments as a defensive measure and to take advantage of any investment opportunities.

   In managing the fund, Baxter selects securities on the basis of their growth potential with the intention of the fund holding the securities over the long term.

   In managing the fund's portfolio and selecting securities for investment, Baxter considers sales and earnings growth rates, new products or service innovations, current price earnings ratios compared to sales and earnings growth rates, product/service demand, research capability, operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors and large stockholders, and protection from competition. BFC also takes into account the effects of general market, economic, and political conditions in selecting investments for the fund.

   During the semi-annual period that ended November 30, 2008, BFC made extensive changes in the fund's portfolio to adjust to the more difficult economy. The fund sold twelve of the twenty-three stock positions in its portfolio at the beginning of the period and trimmed three of the remaining holdings. At the end of November, your fund had 42.1% of its assets in short-term investments, which provide enhanced flexibility for making new investments in the future, and, pending those new stock purchases, furnish a strong defensive position. This strategy of a large cash position helped the fund to outperform the Standard & Poor's 500 Composite Stock (S&P 500) Index* in the second half of the fiscal year.

   Baxter increased the fund's holdings in two existing positions: Wabtec Corporation and Hospira, Inc. The fund added seven new investments, which met the requirements of our principal strategies and were compatible with the new priorities of a changing and deleveraging economy.

   New investments for the fund include Neogen Corporation, a diagnostic biotech company, which is buying back its stock, and Quality Systems, Inc., which has a high return on equity and has the potential to be a key player in revamping the flow of information in the U.S. healthcare system. Another newcomer to the fund is ManTech International Corporation, a provider of technologies and software for national security programs and sophisticated support services for businesses. The investment came into the portfolio with the attractive attributes of a low price-to-sales ratio, and low price-earnings-growth ratio, and low enterprise value-to-revenue ratio. Another new addition to the portfolio is Axsys Technologies, Inc., a designer and manufacturer of precision optics for defense, commercial, aerospace, and homeland security applications. The company has experienced nice sales growth and came into the portfolio at a low enterprise value-to-revenue ratio.

   One corporate beneficiary of the grim realities of the recession and mounting unemployment should be Cash America International, Inc., which provides check-cashing services and pawn loans. Cash America comes into the portfolio with a low price-earnings ratio, a low price-to-sales ratio, and a low enterprise value-to-revenue ratio. The stock has a high return on equity and a superior growth rate, and a low price-earnings-growth ratio. Another beneficiary of the current poor economic conditions may be ITT Educational Services, Inc., which provides online learning for people seeking to change or upgrade their skills for the competitive job market. An extra attraction is the stock's low price-earnings-growth ratio.

   Team Inc. is an important factor in industrial plant repairs and it has come into the portfolio with a low price-earnings-growth ratio, a low price-to-sales ratio, a low enterprise value-to-revenue ratio, and a high return on equity.

                           EAGLE GROWTH SHARES, INC.

   While we are not happy with the results of our fiscal year which saw our net asset value decline 28.48%, we are pleased that the fund outperformed its benchmark, the S&P 500 Index, by 9.61%.* Our increasing the size of the substantial cash position was the primary reason for this performance.

   The markets in 2009 promise to be very challenging, but this offers the greatest opportunities, and this is what we look for.

                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President


Comparison of the change in value of a $10,000 investment in Eagle Growth Shares and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
            EAGLE       S&P
            GROWTH      500
            SHARES      INDEX*
11/30/98    $ 9,225     $10,000
11/30/99    $ 9,417     $12,090
11/30/00    $ 9,753     $11,579
11/30/01    $11,945     $10,164
11/30/02    $11,208     $ 8,486
11/30/03    $13,882     $ 9,766
11/30/04    $14,278     $11,022
11/30/05    $15,618     $11,953
11/30/06    $16,373     $13,654
11/30/07    $19,040     $14,708
11/30/08    $13,619     $ 9,105

      Average Annual Total Returns as of 11/30/08

                        1 Year      5 Years     10 Years
                        --------------------------------
N.A.V Only              -28.48%     -0.38%      3.97%
S.E.C. Standardized**   -34.55%     -2.14%      3.05%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends. The S&P 500 Index's annualized returns for the 1, 5, and 10 year periods were -38.09%, -1.39%, and -0.93%, respectively.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures. The Fund's annual operating expense ratio for the fiscal year ended November 30, 2008 was 3.69%.

PORTFOLIO SUMMARY BY INDUSTRY - NOVEMBER 30, 2008

                            % of Total                              % of Total
                            Net Assets                              Net Assets
                            ----------                              ----------
Aerospace/Defense                6.7%   Research Services               3.5%
Pharmaceuticals Distribution     5.0    Retail-Supermarket              3.4
Scientific & Technical Equipment 5.0    Packaging                       3.0
Transportation Equipment         4.8    Waste Management                2.4
Oil & Gas Equipment/Services     4.7    IT Services & Consulting        2.3
Transportation Services          4.2    Financial Services              2.2
Education & Training Services    3.7    Diagnostic Substances           1.9
Healthcare Information Systems   3.7    Media Conglomerate              1.4
                                                                      -----
                                        Total Investments              57.9
                                        Other Assets Less Liabilities  42.1
                                                                      -----
                                        Total Net Assets              100.0%
                                                                      =====

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2008

 Shares                                                              Value
--------                                                           ----------
                              COMMON STOCKS-57.9%

                            AEROSPACE/DEFENSE-6.7%
  750      *Alliant Techsystems Inc. . . . . . . . . . . . . .     $   61,650
1,500       L-3 Communications Holdings Inc. . . . . . . . . .        100,755
                                                                   ----------
                                                                      162,405
                                                                   ----------
                           DIAGNOSTIC SUBSTANCES-1.9%
2,000      *Neogen Corp. . . . . . . . . . . . . . . . . . . .         45,180
                                                                   ----------
                       EDUCATION & TRAINING SERVICES-3.7%
1,000      *ITT Educational Services, Inc. . . . . . . . . . .         90,080
                                                                   ----------
                            FINANCIAL SERVICES-2.2%
2,000       Cash America International, Inc. . . . . . . . . .         54,020
                                                                   ----------
                      HEALTHCARE INFORMATION SYSTEMS-3.7%
3,000       Quality Systems, Inc.  . . . . . . . . . . . . . .         90,210
                                                                   ----------
                         IT SERVICES & CONSULTING-2.3%
1,000      *ManTech International Corp.  . . . . . . . . . . .         54,420
                                                                   ----------
                            MEDIA CONGLOMERATE-1.4%
1,500       Walt Disney Co.  . . . . . . . . . . . . . . . . .         33,780
                                                                   ----------
                       OIL & GAS EQUIPMENT/SERVICES-4.7%
4,000      *Team, Inc. . . . . . . . . . . . . . . . . . . . .        112,880
                                                                   ----------
                                 PACKAGING-3.0%
2,000       Ball Corp. . . . . . . . . . . . . . . . . . . . .         72,900
                                                                   ----------
                       PHARMACEUTICALS DISTRIBUTION-5.0%
4,000      *Hospira, Inc.  . . . . . . . . . . . . . . . . . .        120,120
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------
                             RESEARCH SERVICES-3.5%
4,000      *ICON p.l.c.  . . . . . . . . . . . . . . . . . . .     $   84,760
                                                                   ----------
                            RETAIL-SUPERMARKET-3.4%
3,000       Kroger Co. . . . . . . . . . . . . . . . . . . . .         82,980
                                                                   ----------

                     SCIENTIFIC & TECHNICAL EQUIPMENT-5.0%
1,000      *Axsys Technologies, Inc. . . . . . . . . . . . . .         69,810
1,000      *Dionex Corp. . . . . . . . . . . . . . . . . . . .         51,290
                                                                   ----------
                                                                      121,100
                                                                   ----------
                         TRANSPORTATION EQUIPMENT-4.8%
3,000       Wabtec Corp. . . . . . . . . . . . . . . . . . . .        115,770
                                                                   ----------
                          TRANSPORTATION SERVICES-4.2%
3,000       Expeditors International of Washington Inc.  . . .        100,290
                                                                   ----------
                             WASTE MANAGEMENT-2.4%
1,000      *Stericycle Inc.  . . . . . . . . . . . . . . . . .         57,300
                                                                   ----------

Total Value of Common Stocks (Cost $1,199,316) . . . . . . . .      1,398,195
                                                                   ----------

Total Value of Investments (Cost $1,199,316)# . . . . .  57.9%      1,398,195
Other Assets less Liabilities . . . . . . . . . . . . .  42.1       1,015,371
                                                        -----      ----------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . 100.0%     $2,413,566
                                                        =====      ==========

# Aggregate cost for tax purposes is $1,199,316.
* Non-income producing security


                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2008

ASSETS
   Investments in securities, at value
    (identified cost $1,199,316) (Note 1-A) . . . . .              $1,398,195
   Cash . . . . . . . . . . . . . . . . . . . . . . .               1,021,251
   Other assets . . . . . . . . . . . . . . . . . . .                   2,334
                                                                   ----------
       TOTAL ASSETS . . . . . . . . . . . . . . . . .               2,421,780

LIABILITIES
   Payable for fund shares redeemed . . . . . . . . . $1,501
   Accrued advisory and administrative fees . . . . .  2,087
   Other accrued expenses . . . . . . . . . . . . . .  4,626
                                                      ------
       TOTAL LIABILITIES  . . . . . . . . . . . . . .                   8,214
                                                                   ----------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . .              $2,413,566
                                                                   ==========


NET ASSETS CONSIST OF:
   Capital paid-in  . . . . . . . . . . . . . . . . .              $2,085,592
   Accumulated net realized gain on investments . . .                 129,095
   Net unrealized appreciation in value of
    investments . . . . . . . . . . . . . . . . . . .                 198,879
                                                                   ----------
       NET ASSETS for 297,274 shares outstanding  . .              $2,413,566
                                                                   ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share
    ($2,413,566 / 297,274 shares) . . . . . . . . . .                   $8.12
   Sales commission: 8 1/2% of offering price*  . . .                    0.75
                                                                        -----
   Offering price (adjusted to nearest cent)  . . . .                   $8.87
                                                                        =====
   Redemption price . . . . . . . . . . . . . . . . .                   $8.12
                                                                        =====

* On purchases of $10,000 or more the offering price is reduced.


                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.


STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
   Interest . . . . . . . . . . . . . . . . .   $    9,378
   Dividends  . . . . . . . . . . . . . . . .       15,493
                                                ----------
       Total Investment Income  . . . . . . .                $   24,871

EXPENSES:
   Professional fees  . . . . . . . . . . . .       25,988
   Transfer agent and dividend disbursing
    agent's fees and expenses . . . . . . . .       25,855
   Investment advisory fee  . . . . . . . . .       24,180
   Registration fees  . . . . . . . . . . . .       11,891
   Administrative fee . . . . . . . . . . . .        8,060
   Custodian fees . . . . . . . . . . . . . .        6,385
   Reports and notices to shareholders  . . .        6,052
   Fund accounting agent's fees . . . . . . .        4,030
   Other expenses . . . . . . . . . . . . . .        3,173
   Insurance expense  . . . . . . . . . . . .        2,466
   Chief compliance officer fees  . . . . . .          732
                                                ----------

       Total Expenses . . . . . . . . . . . .      118,812
       Less: Fees paid indirectly . . . . . .        3,133
                                                ----------

   Net expenses . . . . . . . . . . . . . . .                   115,679
                                                             ----------

   Net investment loss  . . . . . . . . . . .                   (90,808)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments . . . . .      129,889
   Net unrealized depreciation of
    investments . . . . . . . . . . . . . . .   (1,021,526)
                                                ----------
       Net realized and unrealized loss on
        investments . . . . . . . . . . . . .                  (891,637)
                                                             ----------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . .                 $(982,445)
                                                             ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2008 AND 2007

                                                       2008          2007
                                                    -----------   -----------
Increase (Decrease) in Net Assets:

   OPERATIONS
      Net investment loss . . . . . . . . . . . .   $   (90,808)  $   (76,041)
      Net realized gain on investments  . . . . .       129,889     1,028,646
      Net unrealized depreciation of
       investments  . . . . . . . . . . . . . . .    (1,021,526)     (391,676)
                                                    -----------   -----------
         Net increase (decrease) in net assets
          resulting from operations . . . . . . .      (982,445)      560,929

   DISTRIBUTIONS TO SHAREHOLDERS
      Net realized gain on investments ($4.220
       and $0.133 per share, respectively)  . . .    (1,029,206)      (34,961)

   CAPITAL SHARE TRANSACTIONS
      Increase (decrease) in net assets
       resulting from capital share
       transactions (Note 2)  . . . . . . . . . .       627,485      (290,634)
                                                    -----------   -----------

         Net increase (decrease) in net assets  .    (1,384,166)      235,334

NET ASSETS
   Beginning of year  . . . . . . . . . . . . . .     3,797,732     3,562,398
   End of year  . . . . . . . . . . . . . . . . .   $ 2,413,566   $ 3,797,732
                                                    ===========   ===========

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations are stated at amortized cost which approximates fair value.
                                       6

                           EAGLE GROWTH SHARES, INC.

   Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

   [BULLET] Level 1 - quoted prices in active markets for identical securities,
   [BULLET] Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and
   [BULLET] Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities with maturities of 60 days or less are valued at amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

   The following is a summary of the inputs used to value the Fund's investments as of November 30, 2008:
                                                        Investments in
   Valuation Inputs                                       Securities
   ----------------                                     --------------
   Level 1 - Quoted prices . . . . . . . . . . . . . .    $1,398,195
   Level 2 - Other significant observable inputs . . .         -
   Level 3 - Significant unobservable inputs . . . . .         -
                                                          ----------
      Total  . . . . . . . . . . . . . . . . . . . . .    $1,398,195
                                                          ==========

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. This difference is primarily due to differing treatment of net investment losses.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

                           EAGLE GROWTH SHARES, INC.

   E. Other - the Fund records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income and estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
   As of November 30, 2008, 10,000,000 shares of $0.10 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                                    2008                   2007
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Shares sold . . . . . . . .   10,657   $ 113,109      9,461   $ 138,320
Shares issued in
 reinvestment of
 distributions  . . . . . .   85,825     974,970      2,441      33,062
Shares redeemed . . . . . .  (43,139)   (460,594)   (31,512)   (462,016)
                            --------   ---------   --------   ---------
  Net increase (decrease) .   53,343   $ 627,485    (19,610)  $(290,634)
                            ========   =========   ========   =========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the year ended November 30, 2008, BFC received $315 in commissions from the sale of Fund shares.

   During the year ended November 30, 2008, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $1,300. The Fund's custodian provided credits in the amount of $3,133 against custodian charges based on the uninvested cash balances of the Fund.

                           EAGLE GROWTH SHARES, INC.

   The Fund's Chief Compliance Officer (CCO) is also an employee of BFC, and a Vice President of the Fund. For the year ended November 30, 2008, the Fund's CCO salary expense amounted to $732.

4. INVESTMENT TRANSACTIONS
   For the year ended November 30, 2008, purchases and sales of investment securities, other than short-term notes, aggregated $1,453,202 and $1,590,273, respectively. The specific identification method is used to determine cost basis when calculating realized gains and losses.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
   The tax character of distributions paid during the years ended November 30, 2008 and 2007 was entirely from long-term capital gains.

   As of November 30, 2008, the components of net assets on a tax basis were as follows:

   Undistributed long-term gain  . . . . . . . . . . . . . $  129,095
   Gross unrealized appreciation . . . . . . . . . . . . .    304,290
   Gross unrealized depreciation . . . . . . . . . . . . .   (105,411)
   Capital paid-in . . . . . . . . . . . . . . . . . . . .  2,085,592
                                                           ----------
   Total . . . . . . . . . . . . . . . . . . . . . . . . . $2,413,566
                                                           ==========

   At November 30, 2008, net unrealized appreciation of investment securities for tax purposes was $198,879 consisting of $304,290 gross unrealized appreciation and $105,411 gross unrealized depreciation.

   In July 2006, the Financial Accounting Standards Board issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. The Fund implemented FIN 48 on May 31, 2008. Based on management's analysis of the Fund's tax positions taken on Federal income tax returns for all open years (November 30, 2006 - November 30, 2008), the adoption of FIN 48 did not have a material impact on the financial statements.

6. YEAR-END DISTRIBUTION
   Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.4337 per share from realized gains was declared on December 8, 2008. The distribution is payable on December 29, 2008 to shareholders of record on December 26, 2008.

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS
        (For a Share of Capital Stock Outstanding Throughout Each Year)


                                              Year Ended November 30,
                                    ------------------------------------------
SELECTED PER-SHARE DATA              2008     2007     2006     2005     2004
-----------------------             ------   ------   ------   ------   ------


Net Asset Value,
   Beginning of Year . . . . . . . $15.57   $13.52   $14.39   $15.38   $15.02
                                   ------   ------   ------   ------   ------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS
Net Investment Loss  . . . . . . .  (0.31)   (0.31)   (0.29)   (0.37)   (0.40)
Net Realized and Unrealized
   Gain (Loss) on Investments  . .  (2.92)    2.49     0.92     1.70     0.83
                                   ------   ------   ------   ------   ------
Total From Investment
   Operations  . . . . . . . . . .  (3.23)    2.18     0.63     1.33     0.43
                                   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains . . . . . . . .   4.22     0.13     1.50     2.32     0.07
                                   ------   ------   ------   ------   ------

Net Asset Value, End of Year . . . $ 8.12   $15.57   $13.52   $14.39   $15.38
                                   ======   ======   ======   ======   ======

TOTAL RETURN* (%)  . . . . . . . . (28.48)   16.29     4.83     9.39     2.85
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
   (in thousands)  . . . . . . . . $2,414   $3,798   $3,562   $3,733   $3,543

Ratio to Average Net Assets:
   Expenses (%)  . . . . . . . . .   3.69     3.54     3.49     3.58     3.57
   Net Investment Loss (%) . . . .  (2.82)   (2.03)   (2.10)   (2.61)   (2.65)

Portfolio Turnover Rate (%)  . . .     62       36       14       23       25

* Calculated without sales charge.


                        See notes to financial statements

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Growth Shares, Inc., as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        Briggs, Bunting & Dougherty, LLP

                                        Philadelphia, Pennsylvania
                                        January 23, 2009

                            EAGLE GROWTH SHARES, INC.
                                   (Unaudited)

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended November 30, 2008.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, June 1, 2008 through November 30, 2008.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Eagle Growth Shares does not charge redemption fees or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                          BEGINNING       ENDING
                        ACCOUNT VALUE  ACCOUNT VALUE   EXPENSE  EXPENSES PAID
                          06/01/08       11/30/08       RATIO   DURING PERIOD#
                        -------------  -------------   -------  --------------
Actual Fund Return*  . .    $1,000       $  717.90      3.64%(a)    $15.67

Hypothetical 5% Return .    $1,000       $1,006.55      3.64%(a)    $18.31


* The actual total return for the six-month period ended November 30, 2008 was -28.21%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(a) Annualized.

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)


OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Philadelphia Fund Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.

INDEPENDENT DIRECTORS

Thomas J. Flaherty,    Director (since 1989)                         Age:(84)
                       Audit Committee Member (since 2001)
                       Nominating and Governance Committee Member
                       (since 2004)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.


Kenneth W. McArthur,   Director (since 1987)                         Age:(73)
                       Audit Committee Chairman (since 2001)
                       Nominating and Governance Committee Member
                       (since 2004)

Chairman, Shurway Capital Corp. (private investment company); Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); Independent Review Committee Member, BMO Mutual Funds (Canadian registered investment company);formerly, Trustee, BMO Mutual Funds; formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc.
(securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer,       Director (since 1989)                         Age:(68)
                       Audit Committee Member (since 2001)
                       Nominating and Governance Committee Member
                       (since 2004)

Managing Director, The Roosevelt Investment Group (investment management); Chartered Financial Analyst; formerly, President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)

OFFICERS AND DIRECTORS (Continued)

Donald P. Parson,      Director (since 1987)                         Age:(67)
                       Audit Committee Member (since 2001)
                       Nominating and Governance Chairman (since 2007)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (publicly registered medical device company); formerly, Chairman of the Board, Syracuse University College of Law.


INTERESTED PERSONS

Donald H. Baxter,      Chairman of the Board,                        Age:(65)
                       Director and President (since 1989)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe,        Vice President, Secretary,                    Age:(66)
                       and Treasurer (since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Keith A. Edelman,      Vice President and                            Age:(43)
                       Chief Compliance Officer (since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Diane M. Sarro,        Vice President (since 2005)                   Age (44)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.

                           EAGLE GROWTH SHARES, INC.
                                  (Unaudited)
OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member FINRA
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING AGENT UNIFIED FUND SERVICES, INC., P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155




The Fund files its complete schedule of              EAGLE
portfolio holdings with the Securities               GROWTH
and Exchange Commission (SEC) for the                SHARES, INC
first and third quarters of each fiscal
year on Form N-Q. The Fund's Forms N-Q
are available on the SEC's website                   [LOGO]
at http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's Public
Reference Room.  Information on the
operation of the SEC's Public Reference
Room may be obtained by calling
1-800-SEC-0330.

The Fund's proxy voting policies and
procedures and how the Fund voted proxies
relating to portfolio securities during
the most recent 12-month period ended
June 30, 2008 are available without charge
(i) upon request, by calling 1-800-749-9933;
(ii) by writing to the Fund at the above
address; and (iii) on the SEC website at                   ANNUAL REPORT
www.sec.gov.

                                                         NOVEMBER 30, 2008
You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of this Form N-CSR.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Directors has determined that Mr. Kenneth
         W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Item 3(a) of Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee, as defined in the Item 3(a)(2) of Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 11/30/08:  $11,250
             For the fiscal year ended 11/30/07:  $10,500


         (b) Audit-Related Fees. No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The preparation of Federal and state income tax returns and Federal excise tax returns comprised the fees disclosed under this category.

             For the fiscal year ended 11/30/08:  $1,400
             For the fiscal year ended 11/30/07:  $1,400

         (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

         (e)(1) The Audit Committee Charter adopted by the Board requires that the Audit Committee (a) pre-approve, and recommend to the Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, evaluate the independence of the auditors, and, in connection therewith, receive the auditors' specific representations as to their independence; (b) pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; (c) approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; and (d) establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditors as required by paragraphs
                (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight.

         (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not applicable.

         (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant other than those described above. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Eagle Growth Shares, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2009
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 28, 2009
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  January 28, 2009
 ---------------------

* Print the name and title of each signing officer under his or her signature.